Note 25 - Subsequent Events	12 Months Ended
Mar. 31, 2019
Statement Line Items [Line Items]
Disclosure of events after reporting period [text block]
25.	Subsequent events

On
April 15, 2019
the Corporation announced the annual grant of stock options to its employees, executives and directors of its stock option plan (the “Stock Option Plan”). The stock options were granted by the Board of Directors as part of the Corporation’s annual performance review in accordance with the Corporation’s Long-Term Incentive Program (LTIP). An aggregate of
644,117
stock options were granted to certain employees, executives and directors of the Corporation under the Corporation’s Stock Option Plan. Subject to the terms and conditions of the Stock Option Plan, options granted to directors will vest in equal quarterly installments over a period of
18
months and options granted to executives and employees will vest in equal quarterly installments over a period of
36
months. Each option will entitle the holder to purchase
one
common share of the Corporation at a price of
CDN$1.28,
until
April 15, 2029.

On
May 10, 2019
the Corporation announced the settlement regarding legal claims made by its former chief executive (“CEO”) officer with respect to the termination of his employment. Pursuant to the settlement agreement, the Corporation has agreed to issue
900,000
common shares at
$1.10
per share to the former CEO.  In addition, the Corporation has agreed to reimburse the former CEO for legal fees of
$64.
Furthermore, pursuant to the settlement agreement, the Corporation receives a full and final release from the former CEO on all procedures in connection with the termination of his employment. This settlement has been accrued as at
March 31, 2019
and the expense of
$1,054
is included as part of General and administrative expenses.